2002 TARGET TERM TRUST INC.                                      ANNUAL REPORT


                                                  January 15, 2001

Dear Shareholder,
We are pleased to present you with the annual report for 2002 Target Term Trust Inc. for the fiscal year ended November 30, 2000.


MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] During the first half of the fiscal year ended November 30, 2000, the overall U.S. bond market faltered, as the Federal Reserve Board (the "Fed") continued to raise interest rates in an attempt to slow down the accelerating economy. Then, in June, it appeared that the worst was over: consumer spending appeared to be moderating, while employee productivity was strong. Moreover, inflation, aside from energy prices, was not a concern. With the Fed choosing to hold interest rates steady during the summer the prices of many bonds rallied.

         Throughout the period the U.S. bond market was also affected by the Treasury Department's repurchase of long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This led to a sharp increase in demand for 30-year bonds, resulting in strong performance for longer maturity issues and an inverted yield curve.


(sidebar)
2002 TARGET TERM TRUST INC.

Investment Goal:
Return $15 per share to investors on or about 11/30/02, while providing high monthly income

Portfolio Manager/Subadvisor:
Sharmin Mossavar-Rahmani
Goldman Sachs Funds
Management, L.P.

Commencement:
December 31, 1992

NYSE Symbol:
TTR

Dividend Payments:
Monthly
(end sidebar)

ANNUAL REPORT                                      2002 TARGET TERM TRUST INC.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 11/30/00

NET ASSET VALUE RETURNS         Fund       Benchmark(1)  Lipper Median(2)
-------------------------------------------------------------------------
6 Months                        5.89%        9.70%            6.60%
1 Year                          6.71         6.47             7.33
5 Years                         6.27         5.51             6.66
Since Inception 12/31/92        6.86         N/A              6.09
-------------------------------------------------------------------------


MARKET PRICE RETURNS            Fund       Benchmark(1)  Lipper Median(2)
-------------------------------------------------------------------------
6 Months                        8.01%        9.70%           10.34%
1 Year                          9.97         6.47            10.31
5 Years                         9.07         5.51             9.83
Since Inception 12/31/92        6.99         N/A              6.30
-------------------------------------------------------------------------

(1) Benchmark: a U.S. Treasury note maturing on August 15, 2002, with a coupon of 6.375%.

(2) Lipper U.S. Mortgage Term Trust Median.

Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

SHARE PRICE, DIVIDEND AND YIELD        11/30/00
-----------------------------------------------
Market Price                             $13.94
Net Asset Value                          $14.45
12-Month Dividend                       $0.9208
November Dividend                       $0.0650
Market Yield                              5.60%
NAV Yield                                 5.40%
IPO Yield                                 5.20%
-----------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

PERFORMANCE ATTRIBUTION

         Returns do not reflect any commissions and are not representative of the performance of an individual investment.

         The 2002 Target Term Trust portfolio, which is composed largely of high quality mortgage backed securities, outperformed its index over the fiscal year due to positive mortgage backed security selection and favorable technicals within the sector. The portfolio's duration extension trade also benefited performance throughout the period as U.S. Treasurys rallied.

2002 TARGET TERM TRUST INC.                                      ANNUAL REPORT


PORTFOLIO HIGHLIGHTS



[GRAPHIC OMITTED] The Trust seeks to add incremental return through sector allocation and security selection, primarily within the mortgage market. The Trust will seek to liquidate its assets and distribute the net proceeds to shareholders on or about November 30, 2002. While the portfolio is being managed in an effort to return the initial offering price of $15.00 per share, this is not guaranteed.

         During the period, the Trust focused on identifying attractive relative value mortgage trades and overweighting various mortgage sub-sectors when appropriate. Performance was particularly strong in third quarter 2000, as mortgage-backed securities rallied in response to the positive prepayment environment and stable volatility.

PORTFOLIO STATISTICS

CHARACTERISTICS*              11/30/00        5/31/00
--------------------------------------------------------
Net Assets ($mm)              $110.9          $110.2
Weighted Avg Maturity         5.23 yrs.       5.84 yrs.
Weighted Avg Duration         1.81 yrs.       2.01 yrs
Weighted Avg Coupon           7.07%           6.99%
Net Leverage                  1.0%            1.78%
Average Credit Quality        AAA             AAA
--------------------------------------------------------

SECTOR ALLOCATION*                         11/30/00      5/31/00
-----------------------------------------------------------------
Collateralized Mortgage Obligations**      51.1%        57.0%
Mortgage Pass-Throughs                     43.4         43.7
Adjustable Rate Mortgages                   1.2          1.5
Asset-Backed Securities                     4.7          5.0
Repurchase Agreements                       4.9          0.6
Liabilities in Excess of Other Assets      -5.3         -7.8
-----------------------------------------------------------------
Total                                     100.0        100.0

* Weightings represent percentages of net assets as of the dates indicated. The Trust's portfolio is actively managed and its composition will vary over time.

** Includes a 2.0% and 2.5% allocation to Mortgage Derivatives, respectively.

ANNUAL REPORT                                      2002 TARGET TERM TRUST INC.

OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] Given recent supportive data, we continue to believe that the U.S. is headed for a `soft landing' following a period of benign inflation. However, with strong consumer confidence, low unemployment, and continued pockets of solid economic growth, a soft landing is not assured. Conversely, in the short term, ongoing equity volatility, coupled with recent negative earnings news, could lead to continued credit spread widening and investor flight to the 'safe haven' of U.S. Treasurys.

         We remain constructive on the fixed income market. We expect that the Fed Funds rate cut of 50 basis points on January 3, 2001 will likely stimulate the economy and could provide a favorable environment for fixed income spreads, and the 2002 Target Term Trust portfolio.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on 2002 Target Term Trust Inc. or a fund in the PaineWebber Family of Funds,(3) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.

Sincerely,





/s/ Brian M. Storms                        /S/ Sharmin Mossavar-Rahmani
--------------------------------------     ------------------------------------
BRIAN M. STORMS                            SHARMIN MOSSAVAR-RAHMANI
President and Chief Executive Officer      Chief Investment Officer Fixed Income
Mitchell Hutchins Asset Management Inc.    Goldman Sachs Funds Management, L.P.



  This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended November 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


(3) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 2000

  PRINCIPAL
    AMOUNT                                                                                MATURITY         INTEREST
    (000)                                                                                   DATES            RATES        VALUE
-------------                                                                        --------------------  ---------  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 13.46%
$10,404       GNMA ................................................................. 06/15/23 to 08/15/27    6.500%    $ 10,193,466
    747       GNMA+ ................................................................ 10/15/22 to 10/15/23    7.000          745,998
  3,253       GNMA ................................................................. 11/15/16 to 08/15/30    8.000        3,353,694
    616       GNMA ................................................................. 01/15/10 to 07/15/12    8.500          636,215
                                                                                                                       ------------
Total Government National Mortgage Association Certificates (cost - $14,993,274) ...                                     14,929,373
                                                                                                                       ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 10.80%
  1,162       FHLMC+ ...............................................................       12/01/13          6.000        1,129,906
  2,600       FHLMC ................................................................       09/15/26          6.000        2,435,446
    993       FHLMC ................................................................       02/01/29          6.500          958,996
  1,992       FHLMC ................................................................ 03/01/30 to 08/01/30    8.000        2,034,248
  3,585       FHLMC ................................................................       06/01/22          8.500        3,703,803
  1,662       FHLMC ARM+ ...........................................................       08/01/19          7.538        1,712,204
                                                                                                                       ------------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $11,886,097) .....                                     11,974,603
                                                                                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 19.14%
  1,420       FNMA ................................................................. 12/01/28 to 01/01/29    6.000        1,349,409
  5,568       FNMA ................................................................. 12/25/21 to 04/01/29    6.500        5,421,228
  3,857       FNMA ................................................................. 09/01/27 to 02/01/30    7.000        3,824,950
    410       FNMA .................................................................       01/15/10          7.250          432,512
  2,392       FNMA+ ................................................................       01/01/21          7.820        2,453,646
    324       FNMA .................................................................       08/01/30          8.500          333,004
  1,316       FNMA ARM+ ............................................................       08/01/22          7.681        1,350,783
  2,012       FNMA ARM+ ............................................................       01/01/25          7.672        2,032,681
  4,000       FNMA 30 Yr TBA .......................................................          TBA            7.500        4,026,248
                                                                                                                       ------------
Total Federal National Mortgage Association Certificates (cost - $21,049,005).......                                     21,224,461
                                                                                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 49.06%
  1,450       FHLMC Series 164, Class B2, B3, B9 & B11 .............................       07/15/21          9.500        1,540,595
  3,717       FHLMC Series 1693, Class Z ...........................................       03/15/09          6.000        3,481,503
  1,114       FNMA REMIC, Series 1988-12, Class A ..................................       02/25/18         10.000        1,203,662
    179       FNMA Series 1994-11, Class B+ ........................................       06/25/18          4.625          177,934
    883       Citicorp Mortgage Securities Inc., Series 1994-6, Class A4 ...........       03/01/09          5.750          853,886
  1,724       CMC Securities Corp., Series 1992-B, Class B11 .......................       11/25/23          7.375        1,716,498
  1,291       CMC Securities Corp., Series 1993-C, Class C3 ........................       04/25/08          9.552        1,285,374
  8,563       CMC Securities Corp., Series 1993-E, Class S10 .......................       11/25/08          6.500        8,354,558
  5,781       Countrywide Funding Corp., Series 1993-2, Class A5A ..................       10/25/08          6.500        5,682,709
  4,931       Countrywide Funding Corp., Series 1993-10, Class A9 ..................       01/25/24          7.625*       4,993,298
  4,679       Countrywide Mortgage Backed Securities Inc., Series 1994-B, Class A7..       02/25/09          7.525*       4,717,656
  4,255       First Boston Mortgage Securities Corp., Series 1993-1A, Class 1A .....       04/25/06          7.374*       4,233,249
    758       Housing Securities Inc., Series 1992-5, Class A ......................       06/15/22          7.781*         761,999
  6,308       Housing Securities Inc., Series 1994-1, Class A13 ....................       03/25/09          6.500        6,065,136
  1,974       Residential Asset Securtization Trust, Series 1996-A8, Class A4 ......       12/25/26          8.000        1,964,992
  3,878       Residential Funding Mortgage Securities Inc. Mortgage, Series
                1994-S1, Class A13 .................................................       01/25/24          7.825*       3,950,646

2002 TARGET TERM TRUST INC.

PRINCIPAL
 AMOUNT                                                                               MATURITY     INTEREST
  (000)                                                                                 DATES        RATES          VALUE
---------                                                                            ---------- -------------- --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
 $ 3,472   Securtized Asset Sales Inc., Series 1994-5, Class AM ....................   07/25/24     7.000%      $  3,435,425
                                                                                                                ------------
Total Collateralized Mortgage Obligations (cost - $54,080,403)......................                              54,419,120
                                                                                                                ------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS - 1.20%
  1,314    Salomon Brothers Mortgage Securities VII, Series 1994-20, Class A
             (cost - $1,320,183) ...................................................   08/01/24      8.528         1,332,457
                                                                                                                ------------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS - 1.99%
    946    FNMA REMIC Trust, Series 1991-G-35, Class N** ...........................   10/25/21      7.557(1)        784,872
  1,123    FNMA REMIC Trust, Series 151, Class 2*** ................................   07/01/22      9.500           303,917
    537    FNMA REMIC Trust, Series 1993-101, Class A*** ...........................   06/25/08      7.000            23,924
      6    Structured Asset Securities Corp., Series 1992-M1, Class A4*** ..........   11/25/07     11.000(1)        164,918
      6    Structured Asset Securities Corp., Series 1992-M1, Class A3*** ..........   11/25/07     11.000(1)        934,534
                                                                                                                ------------
Total Stripped Collateralized Mortgage Obligations (cost - $2,872,976)..............                               2,212,165
                                                                                                                ------------
ASSET BACKED SECURITIES - 4.69%
  3,832    ABFS Equipment Contract Trust, Series 1999-A, Class A3 ..................   12/15/03      6.650         3,837,800
  1,308    Mid-State Trust IV, Series 4, Class A ...................................   04/01/30      8.330         1,364,105
                                                                                                                ------------
Total Asset Backed Securities (cost - $5,205,757)...................................                               5,201,905
                                                                                                                ------------
REPURCHASE AGREEMENT - 4.91%
  5,449    Repurchase Agreement dated 11/30/00 with State Street Bank & Trust
             Co., collateralized by $5,485,000 Federal National Mortgage
             Association Notes, 6.375% due 01/16/02 (value - $5,616,870)
             Proceeds: $5,449,978 (cost - $5,449,000)...............................   12/01/00      6.460          5,449,000
                                                                                                                 ------------
Total Investments (cost - $116,856,695) - 105.25% ..................................                              116,743,084
Liabilities in excess of other assets - (5.25)% ....................................                               (5,825,730)
                                                                                                                 ------------
Net Assets - 100.00% ...............................................................                             $110,917,354
                                                                                                                 ============

------------
* Floating Rate Securities. The interest rate shown is the current rate as of November 30, 2000.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for futures transactions.

ARM Adjustable Rate Mortgage Security - The interest rate shown is the current rate as of November 30, 2000.

REMIC Real Estate Mortgage Investment Conduit

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

(1)   Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS

                                                                                                                      UNREALIZED
 NUMBER OF                                                                                                           APPRECIATION
 CONTRACTS                                                                      IN EXCHANGE FOR   EXPIRATION DATE   (DEPRECIATION)
-----------                                                                    ----------------- ----------------- ---------------
     15     Contracts to Deliver - 5 year United States Treasury Notes ........    $1,531,641       March 2001       $  (18,877)
     94     Contracts to Deliver - 10 year United States Treasury Notes .......     9,670,250     December 2000        (275,541)
     52     Contracts to Deliver - 30 year United States Treasury Bonds .......     5,338,125       March 2001          (60,531)
     40     Contracts to Receive - 2 year United States Treasury Notes ........     8,066,875       March 2001           35,618
                                                                                                                     ----------
                                                                                                                     $ (319,331)
                                                                                                                     ==========

SECURITIES SOLD SHORT "AGAINST THE BOX"


 PRINCIPAL
  AMOUNT
   (000)                                                                                                                VALUE
----------                                                                                                          ------------
 $ 1,000     FNMA TBA 6.000% ...................................................................................     $  949,688
     105     GNMA TBA 8.000% ...................................................................................        106,873
                                                                                                                     ----------
             Total Securities Sold Short "Against the Box" (proceeds - $1,046,555)..............................     $1,056,561
                                                                                                                     ==========





                See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.


STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2000

ASSETS
 Investments in securities, at value (cost - $116,856,695).........................................................   $116,743,084
 Cash .............................................................................................................            184
 Receivable for investments sold ..................................................................................      5,048,665
 Deposits with broker for securities sold short ...................................................................      1,046,555
 Interest receivable ..............................................................................................        747,581
 Other assets .....................................................................................................          1,926
                                                                                                                      ------------
 Total assets .....................................................................................................    123,587,995
                                                                                                                      ------------
LIABILITIES
 Securities sold short, at value (proceeds - $1,046,555)...........................................................      1,056,561
 Payable for investments purchased ................................................................................     10,957,605
 Variation margin payable on futures contracts ....................................................................         92,109
 Payable to investment adviser and administrator ..................................................................         63,250
 Accrued expenses and other liabilities ...........................................................................        501,116
                                                                                                                      ------------
 Total liabilities ................................................................................................     12,670,641
                                                                                                                      ------------
NET ASSETS
Capital Stock - $0.001 par value; total authorized 200,000,000 shares; 7,677,167 shares issued and outstanding.....    111,568,105
Undistributed net investment income ...............................................................................      7,935,302
Accumulated net realized losses from investments and futures transactions .........................................     (8,143,105)
Net unrealized depreciation of investments and futures ............................................................       (442,948)
                                                                                                                      ------------
Net assets ........................................................................................................   $110,917,354
                                                                                                                      ============
Net asset value per share .........................................................................................         $14.45
                                                                                                                            ======





                 See accompanying notes to financial statements
8

2002 TARGET TERM TRUST INC.


STATEMENT OF OPERATIONS

                                                                            FOR THE
                                                                          YEAR ENDED
                                                                       NOVEMBER 30, 2000
                                                                      ------------------
INVESTMENT INCOME:
Interest ............................................................     $8,434,079
                                                                          ----------
EXPENSES:
Investment advisory and administration ..............................        777,481
Interest expense ....................................................        289,200
Excise tax ..........................................................        249,500
Professional fees ...................................................         94,883
Custody and accounting ..............................................         68,843
Reports and notices to shareholders .................................         63,890
Transfer agency .....................................................         23,425
Directors' fees .....................................................         10,500
Other expenses ......................................................         55,384
                                                                          ----------
                                                                           1,633,106
                                                                          ----------
Net investment income ...............................................      6,800,973
                                                                          ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
 Investment transactions ............................................       (665,928)
 Futures contracts ..................................................       (944,805)
Net change in unrealized appreciation/depreciation of:
 Investments ........................................................      2,288,949
 Futures ............................................................       (416,591)
                                                                          ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .........        261,625
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................     $7,062,598
                                                                          ==========



                 See accompanying notes to financial statements
                                                                               9

2002 TARGET TERM TRUST INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE YEARS ENDED
                                                                                               NOVEMBER 30,
                                                                                     ---------------------------------
                                                                                           2000              1999
                                                                                     ---------------   ---------------
FROM OPERATIONS:
Net investment income ............................................................    $  6,800,973      $  7,691,267
Net realized losses from investments and futures transactions ....................      (1,610,733)       (1,674,711)
Net change in unrealized appreciation/depreciation of investments and futures ....       1,872,358        (5,153,379)
                                                                                      ------------      ------------
Net increase in net assets resulting from operations .............................       7,062,598           863,177
                                                                                      ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ............................................................      (7,144,742)       (6,722,950)
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased .......................................................      (1,703,730)            -
                                                                                      ------------      ------------
Net decrease in net assets .......................................................      (1,785,874)       (5,859,773)
NET ASSETS:
Beginning of year ................................................................     112,703,228       118,563,001
                                                                                      ------------      ------------
End of year (including undistributed net investment income of $7,935,302
 and $8,009,650, respectively)....................................................    $110,917,354      $112,703,228
                                                                                      ============      ============






                 See accompanying notes to financial statements
10

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                                             FOR THE
                                                                                           YEAR ENDED
                                                                                        NOVEMBER 30, 2000
                                                                                       ------------------
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received ....................................................................   $    9,473,588
Operating expenses paid ..............................................................       (1,287,578)
Interest paid ........................................................................         (328,020)
Purchase of short-term portfolio investments, net ....................................       (3,524,000)
Purchase of long-term portfolio investments ..........................................     (102,184,335)
Sale of long-term portfolio investments ..............................................      123,630,504
Variation margin paid on futures contracts ...........................................       (1,291,286)
                                                                                         --------------
Net cash provided from operating activities ..........................................       24,488,873
                                                                                         --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders .......................................................       (7,144,742)
Capital stock repurchased ............................................................       (1,703,730)
Decrease in reverse repurchase agreements ............................................      (15,881,000)
                                                                                         --------------
Net cash used for financing activities ...............................................      (24,729,472)
                                                                                         --------------
Net change in cash ...................................................................         (240,599)
Cash at begining of year .............................................................          240,783
                                                                                         --------------
Cash at end of year ..................................................................   $          184
                                                                                         ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH
PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .................................   $    7,062,598
                                                                                         --------------
Decrease in investments, at value ....................................................       18,955,452
Increase in deposits with broker for securities sold short ...........................         (142,061)
Increase in receivable for investments sold ..........................................       (4,925,325)
Decrease in interest receivable ......................................................          105,296
Decrease in other assets .............................................................            9,970
Increase in payable for investments purchased ........................................        3,188,786
Increase in security sold short, at value ............................................          156,507
Decrease in payable for interest on reverse repurchase agreements ....................          (38,820)
Decrease in payable to investment adviser and administrator ..........................           (1,844)
Increase in variation margin payable .................................................           70,110
Increase in accrued expenses and other liabilities ...................................           48,204
                                                                                         --------------
                                                                                             17,426,275
                                                                                         --------------
Net cash provided from operating activities ..........................................   $   24,488,873
                                                                                         ==============





                 See accompanying notes to financial statements
                                                                              11

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust is expected to terminate on or about November 30, 2002.

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

         Valuation of Investments-The Trust calculates its net asset value based on the current market value for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the adviser and a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly-owned subsidiary of UBS AG, or by Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership indirectly controlled by Goldman Sachs Group L.P. and sub-adviser of the Trust. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Trust's custodian.

         Repurchase Agreements-The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

         Futures Contracts-Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on

NOTES TO FINANCIAL STATEMENTS



the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

         Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily uses financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

         Reverse Repurchase Agreements-The Trust enters into reverse repurchase agreements with qualified third party broker dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

         The average monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 2000 was $4,358,466 at a weighted average interest rate of 6.01%. At November 30, 2000, the Trust did not have any reverse repurchase agreements outstanding.

         Dollar Rolls-The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

         Short Sales "Against the Box"-The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

         The Trust might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

         Dividends and Distributions-Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS



         On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.


CONCENTRATION OF RISK

         The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.


INVESTMENT ADVISER AND ADMINISTRATOR

         The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

         Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.


INVESTMENTS IN SECURITIES

         For federal income tax purposes, the cost of securities owned at November 30, 2000, was substantially the same as the cost of securities for financial statement purposes.

         At November 30, 2000, the components of net unrealized depreciation of investments were as follows:

  Gross appreciation (from investments having an excess of value over cost).........  $  1,187,060
  Gross depreciation (from investments having an excess of cost over value).........    (1,300,671)
                                                                                      ------------
  Net unrealized depreciation of investments .......................................  $   (113,611)
                                                                                      ============

         For the year ended November 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $105,373,121 and $129,221,758, respectively.


FEDERAL TAX STATUS

         It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

         At November 30, 2000, the Trust had a net capital loss carry forward of $8,462,436. The loss carry forward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about

NOTES TO FINANCIAL STATEMENTS



November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

         To reflect reclassifications, arising from permanent "book/tax" differences for the year ended November 30, 2000, undistributed net investment income was increased by $269,421, accumulated net realized losses from investments and futures transactions were increased by $14,729, and capital stock was decreased by $254,692.


CAPITAL STOCK

         There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,677,167 shares outstanding as of November 30, 2000, Mitchell Hutchins owned 9,319 shares.

         For the year ended November 30, 2000, the Trust repurchased 125,700 shares of common stock at an average market price per share of $13.49 and a weighted average discount from net asset value of 5.82% per share.

         For the period July 10, 1995 (commencement of repurchase program) through November 30, 2000, the Trust repurchased 3,079,500 shares of its common stock at an average market price per share of $12.61 and a weighted average discount from net asset value of 11.13%. At November 30, 2000, paid-in-capital is net the cost of $39,022,461 of capital stock reacquired.

2002 TARGET TERM TRUST INC.


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                                         FOR THE YEARS ENDED
                                                                                             NOVEMBER 30,
                                                                   ----------------------------------------------------------------
                                                                       2000         1999         1998         1997         1996
                                                                   -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of year ...............................  $  14.44     $  15.19     $  15.02     $  14.88     $  14.37
                                                                    --------     --------     --------     --------     --------
Net investment income ............................................      0.89         0.99         1.02         1.06         1.13*
Net realized and unrealized gains (losses)
 from investments and futures ....................................      0.03        (0.88)        0.01        (0.08)       (0.05)*
                                                                    --------     --------     --------     --------     --------
Net increase in net asset value resulting from investment
 operations ......................................................      0.92         0.11         1.03         0.98         1.08
                                                                    --------     --------     --------     --------     --------
Dividends from net investment income .............................     (0.92)       (0.86)       (0.86)       (0.86)       (0.86)
                                                                    --------     --------     --------     --------     --------
Net increase in net asset value resulting from repurchase of
 common stock ....................................................      0.01          -            -           0.02         0.29
                                                                    --------     --------     --------     --------     --------
Net asset value, end of year .....................................  $  14.45     $  14.44     $  15.19     $  15.02     $  14.88
                                                                    ========     ========     ========     ========     ========
Market value, end of year ........................................  $  13.94     $  13.56     $  14.13     $  13.63     $  12.63
                                                                    ========     ========     ========     ========     ========
Total investment return(1) .......................................      9.97%        2.07%       10.23%       15.23%        8.07%
                                                                    ========     ========     ========     ========     ========
Ratios/Supplemental data:
Net assets, end of year (000's) ..................................  $110,917     $112,703     $118,563     $117,213     $117,276
Expenses to average net assets, including interest expense .......      1.47%        2.30%        2.97%        3.36%        3.13%
Expenses to average net assets, excluding interest expense .......      1.21%        1.24%        1.18%        1.11%        1.20%
Net investment income to average net assets ......................      6.12%        6.67%        6.68%        7.13%        7.74%
Portfolio turnover rate ..........................................        90%          63%          86%          64%         127%
Asset coverage++ .................................................  $     -      $  8,097     $  4,334     $  3,521     $  3,261

------------
*     Calculated using average daily shares outstanding for the year.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions.

2002 TARGET TERM TRUST INC.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



The Board of Directors and Shareholders
2002 Target Term Trust Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of 2002 Target Term Trust Inc. (the "Trust") as of November 30, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 2002 Target Term Trust Inc. at November 30, 2000, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                  [GRAPHIC OMITTED]


New York, New York


January 10, 2001

2002 TARGET TERM TRUST INC.



TAX INFORMATION (unaudited)


         We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 2000), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the period by the Trust were derived from net investment income and are taxable as ordinary income.

         Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

         Because the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

2002 TARGET TERM TRUST INC.




GENERAL INFORMATION (unaudited)

THE TRUST

     2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, an indirect wholly-owned subsidiary of UBS AG, which has over $68 billion in assets under management as of December 31, 2000. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.


SHAREHOLDER INFORMATION

     The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in numerous other newspapers.

     An annual meeting of shareholders of the Fund was held on November 2, 2000. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young, LLP was ratified as independent auditors for the Fund for the fiscal year ended November 30, 2000. Such shares represent 91.82% of the outstanding shares of common stock of the Fund entitled to vote at this meeting and constitute a quorum for the conduct of business at this meeting. The following shares were voted for the proposal indicated below:


PROPOSAL 1


                                                                 SHARES FOR AS A % OF TOTAL
1. TO VOTE FOR OR AGAINST THE ELECTION OF:    SHARES VOTED FOR          SHARES VOTED          SHARES WITHHOLD AUTHORITY
                                              ----------------          ------------          -------------------------
Margo N. Alexander .........................      6,974.213                98.74%                       89,225
Richard Q. Armstrong .......................      6,975,094                98.75%                       88,344
E. Garrett Bewkes, Jr. .....................      6,966,731                98.63%                       96,707
Richard R. Burt ............................      6,968,175                98.65%                       95,263
Meyer Feldberg .............................      6,972,413                98.71%                       91,025
George W. Gowen ............................      6,964,032                98.59%                       99,406
Frederic V. Malek ..........................      6,961,577                98.56%                      101,861
Carl W. Schafer ............................      6,968,179                98.65%                       95,259
Brian M. Storms ............................      6,977,279                98.78%                       86,159

PROPOSAL 2

                                                                       SHARES FOR AS A % OF TOTAL
                                                    SHARES VOTED FOR          SHARES VOTED         SHARES WITHHOLD AUTHORITY
                                                   ------------------         ------------         ---------------------------
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG
 LLP AS THE FUND'S INDEPENDENT AUDITORS FOR
 THE FISCAL YEAR ENDING NOVEMBER 30, 2000.             7,005,150                 99.17%                  44,823

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

2002 TARGET TERM TRUST INC.



GENERAL INFORMATION (unaudited) (concluded)

DISTRIBUTION POLICY

         The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

         A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

         Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

         Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030.

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






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


DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Brian M. Storms
President

Amy R. Doberman
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

[GRAPHIC OMITTED]

----------------------------
2002 TARGET
TERM TRUST INC.





ANNUAL REPORT







NOVEMBER 30, 2000


              PAINEWEBBER
(Copyright)2001 PaineWebber Incorporated
          All Rights Reserved.